As filed with the Securities and Exchange Commission on July 25, 1997

                                                          File Nos.
                                                            2-60470
                                                           811-2790

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                             Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.   22                           (X)

                              and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.  21                                           (X)

          FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
        (Exact Name of Registrant as Specified in Charter)

          777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
        (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (415) 312-2000

  Harmon E. Burns, 777 Mariners Island Blvd., San Mateo, CA 94404
        (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
  [ ] immediately upon filing pursuant to paragraph (b)
  [X] on August 1, 1997 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(i)
  [ ] on (Date) pursuant to paragraph (a)(ii)
  [ ] on (Date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box
  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Declaration Pursuant to Rule 24f-2. The issuer has registered an indefinite number or amount of securities under the Securities
Act of 1933 pursuant to Section 24f-2 under the Investment
Company Act of 1940. The Rule 24f-2 Notice for the issuer's most recent fiscal year was filed on May 20, 1997.

          FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
                       CROSS REFERENCE SHEET

                             FORM N-1A

N-1A                              Location in
Item No.     Item                 Registration Statement

            Part A:  Information Required in Prospectus

N-1A                                    Location in
Item No.        Item                    Registration Statement

1.              Cover Page              Cover Page

2.              Synopsis                "Expense Summary"

3.              Condensed Financial     "Financial
                Information             Highlights";"How does
                                        the Fund Measure
                                        Performance?"

4.              General Description of  "How is the Fund
                Registrant              Organized?"; "How does
                                        the Fund Invest its
                                        Assets?"

5.              Management of the Fund  "Who Manages the Fund?"

5A.             Management's            Contained in
                Discussion of Fund      Registrant's Annual
                Performance             Report to Shareholders

6.              Capital Stock and       "How is the Fund
                Other Securities        Organized?"; "Services
                                        to Help You Manage
                                        Your Account"; "What
                                        Distributions Might I
                                        Receive from the
                                        Fund?"; "How Taxation
                                        Affects the Fund and
                                        its Shareholders";
                                        "What If I Have
                                        Questions About My
                                        Account?"

7.              Purchase of Securities  "How Do I Buy
                Being Offered           Shares?"; "May I
                                        Exchange Shares for
                                        Shares of Another
                                        Fund?"; "Transaction
                                        Procedures and Special
                                        Requirements";
                                        "Services to Help You
                                        Manage Your Account";
                                        "Useful Terms and
                                        Definitions"; "What If
                                        I Have Questions About
                                        My Account?"; "Who
                                        Manages the Fund?"

8.              Redemption or           "May I Exchange Shares
                Repurchase              for Shares of Another
                                        Fund?"; "How Do I Sell
                                        Shares?"; "Transaction
                                        Procedures and Special
                                        Requirements";
                                        "Services to Help You
                                        Manage Your Account"

9.              Pending Legal           Not Applicable
                Proceedings

                  Part B: Information Required in
                Statement of Additional Information

                                           Location in
N-1A                                       Registration
Item No.             Item                  Statement

10.                  Cover Page            Cover Page

11.                  Table of Contents     Contents

12.                  General Information   Not Applicable
                     and History


13.                  Investment            "How does the Fund
                     Objectives and        Invest its
                     Policies              Assets?"; "What are
                                           the Fund's
                                           Potential Risks?";
                                           "Investment
                                           Restrictions"

14.                  Management of the     "Officers and
                     Fund                  Directors";
                                           "Investment
                                           Management and
                                            Other Services"

15.                  Control Persons and   "Officers and
                     Principal Holders of  Directors";
                     Securities            "Investment
                                           Management and
                                           Other Services";
                                           "Miscellaneous
                                           Information"

16.                  Investment Advisory   "Investment
                     and Other Services    Management and
                                           Other Services";
                                           "The Fund's
                                           Underwriter"

17.                  Brokerage Allocation  "How does the Fund
                     and Other Practices   Buy Securities for
                                           its Portfolio?"

18.                  Capital Stock and     "How Do I Buy, Sell
                     Other Securities      and Exchange
                                           Shares?";
                                           "Information on
                                           Distributions and
                                           Taxes"; See also
                                           Prospectus "How is
                                           the Fund Organized?"

19.                  Purchase, Redemption  "How Do I Buy, Sell
                     and Pricing of        and Exchange
                     Securities            Shares?"; "How are
                                           Fund Shares
                                           Valued?";
                                           "Financial
                                           Statements"

20.                  Tax Status            "Additional
                                           Information on
                                           Distributions and
                                           Taxes"

21.                  Underwriters          "The Fund's
                                           Underwriter"

22.                  Calculation of        "How does the Fund
                     Performance Data      Measure
                                           Performance?"

23.                  Financial Statements  "Financial
                                           Statements"

PROSPECTUS & APPLICATION

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


AUGUST 1, 1997


INVESTMENT STRATEGY

TAX-FREE INCOME

This prospectus describes the Franklin California Tax-Free Income Fund, Inc. (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.


The Fund has a Statement of Additional Information ("SAI"), dated August 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at its address.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAP-PROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Franklin CaliforniaTax-Free Income Fund

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


TABLE OF CONTENTS


ABOUT THE FUND
Expense Summary
Financial Highlights
How does the Fund Invest its Assets?
What are the Fund's Potential Risks?
Who Manages the Fund? How does the Fund Measure Performance?
How Taxation Affects the Fund and its Shareholders
How is the Fund Organized?

ABOUT YOUR ACCOUNT
How Do I Buy Shares?
May I Exchange Shares for Shares of Another Fund?
How Do I Sell Shares?
What Distributions Might I Receive from the Fund?
Transaction Procedures and Special Requirements
Services to Help You Manage Your Account
What If I Have Questions About My Account?


GLOSSARY
Useful Terms and Definitions

FranklinCaliforniaTax-FreeIncome Fund
August 1, 1997


When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explainedin our glossary section.


777 Mariners Island Blvd.
P.O. Box 7777
San MateoCA 94403-7777

1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the historical expenses of each class for the fiscal year ended March 31, 1997. The Fund's actual expenses may vary.

A. SHAREHOLDER TRANSACTION EXPENSES+      CLASS I     CLASS II
   Maximum Sales Charge (as a
   percentage
   of Offering Price)                     4.25%        1.99%
   Paid at time of purchase               4.25%++      1.00%+++
   Paid at redemption++++                 None         0.99%
   Exchange Fee (per transaction)        $5.00*       $5.00*

B. ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average
    net assets)
  Management Fees                         0.45%        0.45%
  Rule 12b-1 Fees                         0.07%**      0.65%**
  Other Expenses                          0.04%        0.04%
  Total Fund Operating Expenses           0.56%        1.14%


C. EXAMPLE


   Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                     1 YEAR      3 YEARS     5 YEARS     10 YEARS
   CLASS I           $48***      $60         $72         $110
   CLASS II          $31         $46         $72         $147


For the same Class II investment, you would pay projected expenses of $22 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


  THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.


+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.


++There is no front-end sales charge if you invest $1 million or more in Class I shares.


+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Deciding Which Class to Buy."


++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount paid by you would be the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.


*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.


**These fees may not exceed 0.10% for Class I and 0.65% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.


***Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS


This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1997. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.

CLASS I
                                         YEAR ENDED MARCH 31
                 ---------------------------------------------------------------------


            1997   1996    1995    1994   1993    1992    1991   1990    1989    1988

PER
SHARE
OPERATING
PERFORMANCE


Net
asset
value at
beginning
of period  $7.18  $7.11   $7.12   $7.36  $7.07   $6.92   $6.89  $6.80   $6.73  $7.32
           -----  -----   -----   -----  -----   -----   -----  -----   -----  -----

Net
investment
income       .43    .44     .45     .46    .48     .49     .50    .51     .51    .52

Net
realized
&
unrealized
gain
(loss)
on
securities  (.037)  .074   (.016)  (.226)  .288    .154    .036   .096    .076  (.584)
             ----   ----    ----    ----   ----    ----    ----   ----    ---- ------

Total
from
investment
operations   .393   .514    .434    .234   .768    .644    .536   .606    .586 (.064)
              ----   ----    ----    ----   ----    ----    ----   ----    ---- ------
Less
distri-butions
from:
 Net
 investment
 income    (.435) (.444)  (.444)  (.456) (.478)  (.494)   (.506) (.516)  (.516)(.526)

 Capital
 gains     (.048)   -       -     (.01)    -       -       -      -       -       -
            ----   ----    ----    ----   ----    ----    ----   ----    ---- ------

Total
distri-
butions    (.483) (.444)  (.444)  (.474) (.478)   (.494)   (.506) (.516)  (.516)(.526)
           ------ ------  ------  ------ ------   ------   ------ ------   ----- ------
Net
asset
value at
end of
period   $7.09  $7.18    $7.11  $7.12  $7.36    $7.07     $6.92  $6.89   $6.80 $6.73
         =====   =====   =====  =====  =====    =====     =====  =====   ===== =====

          ----------------------------------------------------------------------------
TOTAL     5.67% 7.40%    6.37%   2.88% 10.95%   9.32%      7.76%  8.83%   8.67% (.94)%
RETURN*
          ----------------------------------------------------------------------------


RATIOS/
SUP-PLEMENTAL
DATA


Net
assets
at end
of
period
(in
000's)
$13,633,542 $13,312,666 $12,923,031 $13,345,420 $13,541,443 $12,303,807 $11,466,168 $10,525,484 $8,768,832 $7,569,502

Ratio of
expenses
to
average
net
assets    0.56%  0.55%   0.55%   0.49%  0.49%   0.49%   0.48%  0.49%   0.49%   0.48%

Ratio of
net
investment
income
to
average
net       6.07%  6.14%  6.36%   6.19%  6.61%    6.93%   7.22%  7.29%   7.53%   7.60%
assets


Portfolio
turnover
rate     11.96% 19.24% 14.07%  18.12% 15.63%  16.13%  15.83%  11.09%  32.95%  23.14%


CLASS II


              YEAR ENDED MARCH 31               1997   1996
              -------------------               ----   ----

PER SHARE OPERATING PERFORMANCE
Net asset value at beginning of period          $7.18    $7.09
                                                 ----    -----
Net investment income                             .39      .38
Net realized & unrealized gain (loss)            (.038)    .082
                                                 ------    ----
on securities
Total from investment operations                  .352     .462
                                                  ----     ----
Less distributions from:
 Net investment income                           (.394)   (.372)
 Capital gains                                   (.048)   -
                                                 ------   -
Total distributions                              (.442)   (.372)
                                                 ------   ------

Net asset value at end of period                $7.09    $7.18
                                                =====    =====

                                              -------------------
TOTAL RETURN*                                    5.06%    6.62%
                                              -------------------


RATIOS/SUPPLEMENTAL DATA


Net assets at end of period (in 000's)        $138,509 $47,685
Ratio of expenses to average net assets          1.14%    1.14%**
Ratio of net investment income to                5.47%    5.55%**
average net assets
Portfolio turnover rate                         11.96%   19.24%

*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or Contingent Deferred Sales Charge, and assumes reinvestment of dividends and capital gains at Net Asset Value. Before May 1, 1994, dividends were reinvested at the maximum Offering Price, and capital gains at Net Asset Value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, the sales charge on reinvested dividends was eliminated.

**Annualized.


+For the period May 1, 1995 (effective date) to March 31, 1996.


HOW DOES THE FUND INVEST ITS ASSETS?

The Fund's Investment Objective

The Fund's investment objective is to provide as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

The Fund also seeks to pay dividends to its California resident shareholders that are exempt from California personal income taxes.

Types of Securities in which the Fund May Invest

As a fundamental policy, the Fund invests at least 80% of its total assets in securities that pay interest exempt from regular federal income taxes. As a nonfundamental policy, the Fund invests at least 80% of its total assets in securities that pay interest exempt from the federal alternative minimum tax.

As a nonfundamental policy, the Fund also invests at least 65% of its total assets in securities that pay interest exempt from the personal income taxes of California and at least 65% of its total assets in California Municipal Securities. It is possible, although not anticipated, that up to 35% of the Fund's total assets could be in municipal securities of a state, territory or local government other than California.

The Fund invests in investment grade securities. Investment grade securities are securities rated in one of the four highest rating categories of a nationally recognized rating service, such as Moody's, S&P or Fitch, and also include unrated securities that Advisers considers comparable in quality to securities that have been rated investment grade. The four highest rating categories are Aaa, Aa, A and Baa for Moody's and AAA, AA, A and BBB for both S&P and Fitch. Although securities rated in the fourth highest rating category are considered investment grade, they are generally more vulnerable to adverse economic conditions than securities rated in the three highest categories and are considered to have some speculative characteristics. If the rating services lower the rating on a security in the Fund's portfolio, the Fund will consider this change in its evaluation of the security's overall investment merits. A change in a security's rating, however, does not automatically require the Fund to sell the security. For a description of the various rating categories, please see "Appendix - Description of Ratings" in the SAI.

When determining whether securities are consistent with the Fund's investment objective and policies, and thereafter when determining an issuer's comparative credit rating, Advisers considers the terms of an offering and various other factors. Advisers may, among other things, (i) interview representatives of the issuer at its offices; (ii) tour and inspect the physical facilities of the issuer to evaluate the issuer and its operations; (iii) analyze the issuer's financial and credit position, including all appropriate ratios; and (iv) compare other similar securities offerings to the issuer's proposed offering.

Under normal market conditions, the Fund invests its assets as described above. For temporary defensive purposes, however, the Fund may invest up to 100% of its total assets in taxable obligations, including (i) municipal securities of a state, territory or local government other than California; (ii) commercial paper rated at least P-1 by Moody's, A-1 by S&P, or F-1 by Fitch and obligations of U.S. banks (including commercial banks and savings and loan associations) with assets of $1 billion or more; or (iii) obligations issued or guaranteed by the full faith and credit of the U.S. government, including indirect U.S. government obligations (such as mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA) or the Federal National Mortgage Association (FNMA)) and repurchase agreements collateralized by U.S. government securities. To the extent the Fund is restricted in its ability to take advantage of defensive steps when necessary, an investment in the Fund may be subject to greater risk than an investment in a similar fund with more flexibility during defensive situations.

For more information about tax considerations affecting the Fund and its shareholders, please see the tax sections in this prospectus and the SAI.

Municipal Securities. Municipal securities are obligations that pay interest exempt from regular federal income tax and that are issued by or on behalf of states, territories or possessions of the U.S., the District of Columbia, or their political subdivisions, agencies or instrumentalities. An opinion as to the tax-exempt status of a municipal security is generally given to the issuer by the issuer's bond counsel when the security is issued.

Municipal securities are issued to raise money for various public purposes, such as constructing public facilities and making loans to public institutions. Certain types of municipal securities are issued to provide funding for privately operated facilities.

The Fund has no restrictions on the maturity of municipal securities in which it may invest. The Fund attempts to invest in municipal securities with maturities that, in Advisers' judgment, will provide a high level of current income consistent with prudent investing. Advisers will also consider current market conditions when determining the securities it wants to buy and whether to hold securities currently in the Fund's portfolio.

The Fund may invest more than 25% of its assets in municipal securities in particular market segments, including, but not limited to, hospital revenue bonds, housing agency bonds, tax-exempt industrial development revenue bonds, transportation bonds, or pollution control revenue bonds. An economic, business, political or other change that affects one security may also affect other securities in the same market segment, thereby potentially increasing market risk. Examples of changes that may affect certain market segments include proposed legislation affecting the financing of a project, shortages or price increases of needed materials, or declining markets or needs for the projects.

Floating and Variable Rate Obligations. The Fund may buy floating and variable rate obligations. The interest rates on these obligations are not fixed, but vary with changes in prevailing market rates on predesignated dates. The Fund may also invest in floating or variable rate demand notes ("VRDNs"). VRDNs carry a demand feature that allows the Fund to tender the obligation back to the issuer or a third party before maturity, at par value plus accrued interest, according to the terms of the obligation. Although it is not a put option in the usual sense, the demand feature is sometimes known as a "put." Frequently, VRDNs are secured by letters of credit or other credit support arrangements. The Fund limits its purchase of floating and variable rate obligations to those that are investment grade.

With respect to 75% of the total value of the Fund's assets, no more than 5% may be in securities underlying "puts" from the same institution. The Fund may, however, invest up to 10% of its assets in unconditional "puts," which are exercisable even in the event of a default in the payment of principal or interest on the underlying security, and other securities issued by the same institution.

Certificates of Participation. The Fund may invest in municipal lease obligations, primarily through certificates of participation ("COPs"). COPs are widely used by state and local governments to finance the purchase of property and function much like installment purchase agreements. COPs are created when long-term lease revenue obligations are issued by a governmental corporation to pay for the acquisition of property or facilities. The property or facilities acquired are then leased to a municipality and the lease payments are used to repay interest and principal on the obligations issued to buy the property. After all of the lease payments have been made, according to the terms of the lease, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt. Thus, COPs may enable a governmental issuer to increase government liabilities beyond constitutional debt limits.





Callable Bonds. The Fund may buy and hold callable municipal bonds. Callable bonds have a provision in their indenture allowing the issuer to redeem the bonds before their maturity dates at a specified price. This price typically reflects a premium over the bonds' original issue price. Callable bonds generally have call protection, that is, a period of time when the bonds may not be called. This period usually lasts for five to ten years. An issuer may generally be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under these circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of the bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which the bonds were redeemed. Normally, the Fund will not hold called bonds until they are redeemed if it will result in a loss of premium. In most cases, Advisers attempts to time the sale to recover what Advisers considers to be the optimum amount of premium obtainable, considering market conditions and the time remaining before redemption.

Mello-Roos Bonds. The Fund may invest in bonds issued under the California Mello-Roos Community Facilities Act, commonly known as Mello-Roos bonds. Mello-Roos bonds are issued to finance the building of roads, sewage treatment plants and other projects designed to improve the infrastructure of a community.


Other Investment Policies of the Fund


When-Issued and Delayed Delivery Transactions. The Fund may buy and sell municipal securities on a "when-issued" and "delayed delivery" basis. These are trading practices where payment and delivery of the securities take place at a future date. These transactions are subject to market fluctuations and the risk that the value of a security at delivery may be more or less than its purchase price. Although the Fund will generally buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is deemed advisable. When the Fund is the buyer, it will maintain cash or liquid securities, with an aggregate value equal to the amount of its purchase commitments, in a segregated account with its custodian bank until payment is made. The Fund will not engage in when-issued and delayed delivery transactions for investment leverage purposes.

Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

Each of the Fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.

WHAT ARE THE FUND'S POTENTIAL RISKS?


The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the bond market as a whole.


Yields on municipal securities vary, depending on a variety of factors. These include the general condition of the financial and municipal securities markets, the size of a particular offering, the credit rating of the issuer and the maturity of the obligation. Generally, municipal securities with longer maturities produce higher current yields than municipal securities with shorter maturities. Prices of longer-term securities, however, typically fluctuate more than those of shorter-term securities due to changes in interest rates, tax laws and other general market conditions. Lower-quality municipal securities also generally produce higher yields than higher-quality municipal securities. Lower-quality securities, however, generally have a higher degree of risk associated with the issuer's ability to make timely principal and interest payments.

Nonappropriation Risk of COPs. A feature that distinguishes COPs from more traditional forms of municipal debt is the "nonappropriation" clause in the lease. A nonappropriation clause allows the municipality to terminate the lease annually without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, when faced with increasingly tight budgets, have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the municipality does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. The private sector value of the property may be more or less than the amount the municipality was paying.

While the risk of nonappropriation is inherent to COPs financing, the Fund believes that this risk may be reduced, although not eliminated, by its policy of investing only in investment grade COPs. When assessing the risk of nonappropriation, the rating services and Advisers consider, among other factors, the issuing municipality's credit rating, how essential the leased property is to the municipality, and the term of the lease compared to the useful life of the leased property. While there is no limit as to the amount of assets that the Fund may invest in COPs, as of March 31, 1997, the Fund held 14.89% of its net assets in COPs or other municipal leases.

Mello-Roos Bonds. Generally, Mello-Roos bonds are unrated and are not considered obligations of a municipality. They are primarily secured by real estate taxes levied on property located in the community, and the timely payment of principal and interest on the bonds depends on the developer or other property owners' ability to pay their real estate taxes. This ability could be adversely affected by a declining economy or real estate market within California. While there is no limit as to the amount of assets that the Fund may invest in Mello-Roos bonds, as of March 31, 1997, 3.9% of the Fund's assets were invested in Mello-Roos bonds.


Credit and Market Risk. Credit risk is a function of the ability of an issuer of a municipal security to make timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a municipal security caused by changes in general economic and interest rate conditions that affect the market as a whole.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. Interest rates have increased and decreased in the past. These changes are unpredictable.


Risk Factors in California. Since the Fund primarily invests in California Municipal Securities, its performance is closely tied to the continuing ability of issuers of California Municipal Securities to meet their debt obligations and to the economic and political conditions within California.

California's diverse economic base has continued to recover from the recession of the early 1990s, when the state experienced significant job losses and general fund deficits. While the state's financial performance has improved in recent years, its fiscal operations have remained vulnerable. Increased funding for schools, prisons, and social services, and reduced federal aid levels have offset some of the growth in revenues that has resulted from the improving economy. The state's budget approval process, which requires a two-thirds legislative vote, has also hampered the state's financial stability. In the past, California voters have passed amendments to the state's constitution and other measures that have limited the taxing and spending authority of various government entities in California. Future voter initiatives may adversely affect issuers of California Municipal Securities.

In recent years, certain issuers of California Municipal Securities have experienced financial difficulties, such as the 1994 bankruptcy of Orange County. A recurrence of these financial difficulties could adversely affect the market values and marketability of certain California Municipal Securities, as well as the Net Asset Value of the Fund.

The information provided above is based on information from independent municipal credit reports and other historically reliable sources. It is not a complete analysis of every material fact that may affect the ability of issuers of California Municipal Securities to meet their debt obligations or the economic or political conditions within the state. The information has not been independently verified by the Fund.

Although the Fund's policy of investing in investment grade securities may reduce the credit and other risks that may exist on California Municipal Securities, it does not eliminate them. Before investing you should consider the risks discussed in this prospectus. For more information about California's economy and the Fund's potential risks, please see "What are the Fund's Potential Risks?" in the SAI.


WHO MANAGES THE FUND?


The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

Investment Manager. Advisers manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $199 billion in assets, including $45 billion in the municipal securities market. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Management Team. The team responsible for the day-to-day management of the Fund's portfolio is: Mr. Kenny since 1994, Mr. Schroer since 1987, and Mr. Wiley since March 1997.


Thomas Kenny

Senior Vice President of Advisers


Mr. Kenny is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986. He is a member of several municipal securities industry-related committees and associations.


Bernard Schroer

Vice President of Advisers


Mr. Schroer holds a Bachelor of Arts degree in Finance from Santa Clara University. He has been with the Franklin Templeton Group since 1987. He is a member of several municipal securities industry-related committees and associations.


John Wiley

Portfolio Manager of Advisers


Mr. Wiley holds a Master of Business Administration degree in Finance from Saint Mary's College and a Bachelor of Science degree from the University of California at Berkeley. He joined the Franklin Templeton Group in 1989. He is a member of several securities industry-related committees and associations.


Management Fees. During the fiscal year ended March 31, 1997, management fees totaling 0.45% of the average net assets of the Fund were paid to Advisers. Total expenses, including fees paid to Advisers, were 0.56% for Class I and 1.14% for Class II.


Portfolio Transactions. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.


The Rule 12b-1 Plans


Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the Fund under the Class I plan may not exceed 0.10% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase.


Under the Class II plan, the Fund may pay Distributors up to 0.50% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Distributors may keep this portion of the Rule 12b-1 fees associated with the purchase.

The Fund may also pay a servicing fee of up to 0.15% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the Fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.


HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Each class may also advertise its taxable-equivalent yield and distribution rate. Performance figures are usually calculated using the maximum sales charges, but certain figures may not include sales charges.


Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund. The taxable-equivalent yield and distribution rate show the before-tax yield or distribution rate that would have to be earned from a taxable investment to equal the yield or distribution rate of the class, assuming one or more tax rates.


The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS




The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.


The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will generally not be liable for federal income or excise taxes.

By meeting certain requirements of the Code and California personal income tax law, the Fund has qualified and continues to qualify to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax for you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of California or its political subdivisions, from interest on direct obligations of the federal government, or from interest on U.S. territorial obligations, including Puerto Rico, the U.S. Virgin Islands or Guam, they will also be exempt from California personal income tax.


Dividends paid by the Fund from interest on obligations exempt from tax in California will generally be fully taxable to corporate shareholders who are subject to California's corporate franchise tax.


To the extent dividends are derived from taxable income from temporary investments, including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions, from the excess of net short-term capital gain over net long-term capital loss, or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income whether you have elected to receive them in cash or in additional shares.


From time to time, the Fund may buy a tax-exempt obligation with market discount; that is, for a price that is less than the principal amount of the bond or for a price that is less than the principal amount of the bond where the bond was issued with original issue discount, and such market discount exceeds a de minimis amount. For obligations purchased after April 30, 1993, a portion of the gain (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution by the Fund of such market discount income will be taxable as ordinary income. In any fiscal year, the Fund may elect not to distribute its taxable ordinary income and, instead, to pay federal income or excise taxes on this income at the Fund level. The amount of such distributions, if any, is expected to be small.


Pursuant to the Code, certain distributions that are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January will be treated, for tax purposes, as if received by you on December 31 of the calendar year in which they are declared.

The Fund may derive capital gains and losses in connection with sales of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from long-term capital gain will be taxable to you as long-term capital gain, regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

All or a portion of any loss that you realize when you redeem Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to the tax basis that you receive in the purchase of your new shares.


Since the Fund's income is derived from interest income and gain on the sale of portfolio securities rather than dividend income, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction.


The Fund will inform you of the source of its dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis that is a tax preference item under the federal alternative minimum tax. If you have not held shares of the Fund for a full calendar year, you may have designated as tax-exempt or as tax preference income a percentage of income that is not equal to the actual amount of tax-exempt or tax preference income earned during the period of your investment in the Fund.

The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt. Interest on certain private activity bonds, while still tax-exempt for regular income tax reporting, is a preference item in determining if you are subject to the alternative minimum tax, and could subject you to, or increase your liability for, federal and state alternative minimum taxes. In addition, all distributions derived from interest exempt from regular federal income tax may subject a corporate shareholder to, or increase a corporate shareholder's liability for, the federal alternative minimum tax, because these distributions are included in the corporation's adjusted current earnings.

Consistent with its investment objective, the Fund may buy private activity bonds if, in Advisers' opinion, the bonds represent the most attractive investment opportunity then available to the Fund. For the fiscal year ended March 31, 1997, the Fund derived 9.15% of its income from bonds, the interest on which is a preference item subject to the federal alternative minimum tax for certain investors.

Exempt-interest dividends of the Fund, although exempt from regular federal income tax, are includable in the tax base for determining the extent to which a shareholder's social security or railroad retirement benefits will be subject to regular federal income tax. You are required to disclose the receipt of tax-exempt interest on your federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by you to buy or carry Fund shares may not be fully deductible for federal income tax purposes. You should consult with your personal tax advisor on the deductibility of this interest.

The description above relates only to federal income tax law and to California personal and corporate income tax treatment to the extent indicated. You should consult your tax advisor to determine whether other state or local income or franchise taxes will apply to your investment in the Fund or to distributions or redemption proceeds received from the Fund.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

HOW IS THE FUND ORGANIZED?

The Fund is a diversified, open-end management investment company, commonly called a mutual fund. It was organized as a Maryland corporation on November 28, 1977, and is registered with the SEC. The Fund offers two classes of shares:
Franklin California Tax-Free Income Fund - Class I and Franklin California Tax-Free Income Fund - Class II. All shares outstanding before the offering of Class II shares are considered Class I shares. Additional classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.


The Fund has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


The Fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may also be called by the Board in its discretion or when requested in writing by shareholders holding at least 25% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

Opening Your Account

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check. PLEASE INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, YOUR PURCHASE WILL BE AUTOMATICALLY INVESTED IN CLASS I SHARES.

                     MINIMUMINVESTMENTS*
To Open Your Account    $100
To Add to Your Account  $ 25

*We may refuse any order to buy shares.

Deciding Which Class to Buy

You should consider a number of factors when deciding which class of shares to buy. IF YOU PLAN TO BUY $1 MILLION OR MORE IN A SINGLE PAYMENT OR YOU QUALIFY TO BUY CLASS I SHARES WITHOUT A SALES CHARGE, YOU MAY NOT BUY CLASS II SHARES.

Generally, you should consider buying Class I shares if:

 o you expect to invest in the Fund over the long term;

 o you qualify to buy Class I shares at a reduced sales charge; or

 o you plan to buy $1 million or more over time.

You should consider Class II shares if:

 o you expect to invest less than $100,000 in the Franklin Templeton Funds; and

o you plan to sell a substantial number of your shares within approximately six years or less of your investment.

Class I shares are generally more attractive for long-term investors because of Class II's higher Rule 12b-1 fees. These may accumulate over time to outweigh the lower Class II front-end sales charge and result in lower income dividends for Class II shareholders. If you qualify to buy Class I shares at a reduced sales charge based upon the size of your purchase or through our Letter of Intent or cumulative quantity discount programs, but plan to hold your shares less than approximately six years, you should evaluate whether it is more economical for you to buy Class I or Class II shares.

For purchases of $1 million or more, it is considered more beneficial for you to buy Class I shares since there is no front-end sales charge, even though these purchases may be subject to a Contingent Deferred Sales Charge. Any purchase of $1 million or more is therefore automatically invested in Class I shares. You may accumulate more than $1 million in Class II shares through purchases over time, but if you plan to do this you should determine whether it would be more beneficial for you to buy Class I shares through a Letter of Intent.

Please consider all of these factors before deciding which class of shares to buy. There are no conversion features attached to either class of shares.

Purchase Price of Fund Shares

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                         TOTAL SALES CHARGE
                                         AS A PERCENTAGE OF     AMOUNT PAID TO
                                   --------------------------   TO DEALER AS A
AMOUNT OF PURCHASE                    OFFERING      NET AMOUNT  PERCENTAGE OF
AT OFFERING PRICE                       PRICE       INVESTED    OFFERING PRICE
-------------------------------------------------------------------------------

CLASS I
Under $100,000                          4.25%         4.44%       4.00%
$100,000 but less than
 $250,000                               3.50%         3.63%       3.25%
$250,000 but less than
 $500,000                               2.75%         2.83%       2.50%
$500,000 but less than
 $1,000,000                             2.15%         2.20%       2.00%
$1,000,000 or more*                     None          None        None

CLASS II
Under $1,000,000*                       1.00%         1.01%       1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Deciding Which Class to Buy."

Sales Charge Reductions and Waivers

        IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE
        REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.


Cumulative Quantity Discounts - Class I Only. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.


Letter of Intent - Class I Only. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

 o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

 o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

 o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases - Class I Only. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

 o Was formed at least six months ago,

 o Has a purpose other than buying Fund shares at a discount,

 o Has more than 10 members,

 o Can arrange for meetings between our representatives and group members,


 o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,


 o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

 o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


Sales Charge Waivers. The Fund's front-end sales charge and Contingent Deferred Sales Charge do not apply to certain purchases. For waiver categories 1 or 2 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges do not apply if you are buying Class I shares with money from the following sources or Class II shares with money from the sources in waiver categories 1 or 3:



 1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

 2. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.


 3.  Redemptions from any Franklin Templeton Fund if you:

   o Originally paid a sales charge on the shares,

   o Reinvest the money within 365 days of the redemption date, and

   o Reinvest the money in the same class of shares.


   An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.


   If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.


The Fund's sales charges also do not apply to Class I purchases by:

 4. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.


 5. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


 6. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs


 7. Registered Securities Dealers and their affiliates, for their investment accounts only

 8. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 9. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

10. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

11.  Accounts managed by the Franklin Templeton Group

12. Certain unit investment trusts and their holders reinvesting distributions from the trusts

Other Payments to Securities Dealers


The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

  1. Class II purchases - up to 1% of the purchase price.

  2. Class I purchases of $1 million or more - up to 0.75% of the amount invested.

  3. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 2 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.


------------------------------------------------------------------------------
METHOD           STEPS TO FOLLOW
------------------------------------------------------------------------------
BY MAIL          1. Send us written instructions signed by all account owners


                 2. Include any outstanding share certificates for the shares you want to exchange

------------------------------------------------------------------------------
BY PHONE         Call Shareholder Services or TeleFACTS(R)


                 If you do not want the ability to exchange by phone to
                 apply to your account, please let us know.
------------------------------------------------------------------------------
THROUGH YOUR
DEALER           Call your investment representative
-----------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

Will Sales Charges Apply to My Exchange?


You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.


We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. See the discussion on Contingent Deferred Sales Charges below and under "How Do I Sell Shares?"


Contingent Deferred Sales Charge - Class I. For accounts with Class I shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased. If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period.

Contingent Deferred Sales Charge - Class II. For accounts with Class II shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund proportionately based on the amount of shares subject to a Contingent Deferred Sales Charge and the length of time the shares have been held. For example, suppose you own $1,000 in shares that have never been subject to a Contingent Deferred Sales Charge, such as shares from the reinvestment of dividends and capital gains ("free shares"), $2,000 in shares that are no longer subject to a Contingent Deferred Sales Charge because you have held them for longer than 18 months ("matured shares"), and $3,000 in shares that are still subject to a Contingent Deferred Sales Charge ("CDSC liable shares"). If you exchange $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares.


Likewise, CDSC liable shares purchased at different times will be exchanged into a new fund proportionately. For example, assume you purchased $1,000 in shares 3 months ago, 6 months ago, and 9 months ago. If you exchange $1,500 into a new fund, $500 will be exchanged from shares purchased at each of these three different times.

While Class II shares are exchanged proportionately, they are redeemed in the order purchased. In some cases, this means exchanged shares may be CDSC liable even though they would not be subject to a Contingent Deferred Sales Charge if they were sold. The tax consequences of a sale or exchange are determined by the Code and not by the method used by the Fund to transfer shares.

If you exchange your Class II shares for shares of Money Fund II, the time your shares are held in that fund will count towards the completion of any Contingency Period.

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:


 o You may only exchange shares within the SAME CLASS, except as noted below.


 o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

 o The fund you are exchanging into must be eligible for sale in your state.

 o We may modify or discontinue our exchange policy if we give you 60 days' written notice.


 o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the Fund within two weeks of an earlier exchange request,
    (ii) exchanged shares out of the Fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

Limited Exchanges Between Different Classes of Shares

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Advisor Class" or "Class Z" shares. Because the Fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class I shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for Class I shares of the Fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

------------------------------------------------------------------------------
METHOD            STEPS TO FOLLOW
------------------------------------------------------------------------------


BY MAIL           1. Send us written instructions signed by all account owners.
                  If you would like your redemption proceeds wired to a bank account, your instructions should include:

                   o The name, address and telephone number of the bank where you want the proceeds sent

                   o Your bank account number

                   o The Federal Reserve ABA routing number

                   o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number


                 2. Include any outstanding share certificates for the shares you are selling

                 3. Provide a signature guarantee if required


                 4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.


------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                 Telephone requests will be accepted:

                 o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                 o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund


                 o Unless the address on your account was changed by phone
                   within the last 15 days

                  If you do not want the ability to redeem by phone to apply to your account, please let us know.


------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------


We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

Contingent Deferred Sales Charge


For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.


Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

 o Exchanges

 o Account fees

 o Sales of shares purchased pursuant to a sales charge waiver

 o Redemptions by the Fund when an account falls below the minimum required account size

 o Redemptions following the death of the shareholder or beneficial owner

 o Redemptions through a systematic withdrawal plan set up before February 1,
   1995


 o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?


The Fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.


The Fund declares dividends from its net investment income monthly to shareholders of record on the last business day of that month and pays them on or about the 15th day of the next month.

Capital gains, if any, may be distributed twice a year, usually once in December and once after the end of the Fund's fiscal year.


Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.


Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.


If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution. If you buy shares just before the Fund deducts a capital gain distribution from its Net Asset Value, you will receive a portion of the price you paid back in the form of a taxable distribution.


Distribution Options

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. If you own Class II shares, you may also reinvest your distributions in Class I shares of the Fund. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). If you own Class II shares, you may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.


3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers - Class I Only" under "Services to Help You Manage Your Account."

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


Share Price

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

How and When Shares are Priced

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.


Proper Form

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,


o For exchanges, the name of the fund you are exchanging into,


o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

 1) You wish to sell over $50,000 worth of shares,

 2) You want the proceeds to be paid to someone other than the registered owners,

 3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

 4) We receive instructions from an agent, not the registered owners,

 5) We believe a signature guarantee would protect us against potential claims based on the instructions received.


A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.


Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

Telephone Transactions

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.


When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by phone, we will not be liable for any loss.


Account Registrations and Required Documents


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, ALL owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.


-------------------------------------------------------------------------------
TYPE OF ACCOUNT  DOCUMENTS REQUIRED
------------------------------------------------------------------------------
CORPORATION      Corporate Resolution
------------------------------------------------------------------------------
PARTNERSHIP      1. The pages from the partnership agreement that identify the general partners, or
                 2. A certification for a partnership agreement
-------------------------------------------------------------------------------
TRUST            1. The pages from the trust document that identify the
                 trustees, or
                 2. A certification for trust
------------------------------------------------------------------------------


Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Important Information If You Have an Investment Representative

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the Fund. Telephone instructions directly from your representative will be accepted unless you have let us know that you do not want telephone privileges to apply to your account.


Tax Identification Number


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.


We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


Automatic Payroll Deduction - Class I Only

You may have money transferred from your paycheck to the Fund to buy additional Class I shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.


Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers - Class I Only" below. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"


You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


Electronic Fund Transfers - Class I Only

You may choose to have dividend and capital gain distributions from Class I shares of the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.


TeleFACTS(R)


From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:


      o obtain information about your account;

      o obtain price and performance information about any Franklin Templeton Fund;

      o exchange shares between identically registered Franklin accounts; and


      o request duplicate statements and deposit slips for Franklin accounts.


      You will need the code number for each class to use TeleFACTS(R). The code number is 112 for Class I and 212 for Class II.

Statements and Reports to Shareholders

      We will send you the following statements and reports on a regular basis:

      o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

       o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

Institutional Accounts


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.


                                        HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME          TELEPHONE NO.  (MONDAY THROUGH FRIDAY)
------------------------------------------------------------------------------
Shareholder Services     1-800/632-2301      5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040      5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN      5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)    6:30 a.m. to 2:30 p.m.
                                             (Saturday)
Retirement Plan Services 1-800/527-2020      5:30 a.m. to 5:00 p.m.
Institutional Services   1-800/321-8563      6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637      5:30 a.m. to 5:00 p.m.


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONs

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Directors of the Fund


California Municipal Securities - Municipal securities issued by or on behalf of the state of California, its local governments, municipalities, authorities, agencies and political subdivisions


CD - Certificate of deposit

Class I and Class II - The Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

Code - Internal Revenue Code of 1986, as amended

Contingency Period - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.


Fitch - Fitch Investors Service, Inc.

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund


Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries


Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator


Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent


Market Timers - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

Moody's - Moody's Investors Service, Inc.


NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation


NYSE - New York Stock Exchange


Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II.

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation


SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TeleFACTS(R) - Franklin Templeton's automated customer servicing system



U.S. - United States


We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.





FRANKLIN
CALIFORNIA TAX-FREE
INCOME FUND
STATEMENT OF ADDITIONAL INFORMATION
AUGUST 1, 1997
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

TABLE OF CONTENTS

How does the Fund Invest its Assets?

What are the Fund's Potential Risks?


Investment Restrictions
Officers and Directors


Investment Management
 and Other Services

How does the Fund Buy
 Securities for its Portfolio?

How Do I Buy, Sell and
 Exchange Shares?

How are Fund Shares Valued?


Additional Information on
 Distributions and Taxes


The Fund's Underwriter

How does the Fund
 Measure Performance?


Miscellaneous Information
Financial Statements
Useful Terms and Definitions
Appendix


Description of Ratings

-------------------------------------------------------------------------------
When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
-------------------------------------------------------------------------------

The Franklin California Tax-Free Income Fund, Inc. (the "Fund") is a diversified, open-end management investment company. The Fund's investment objective is to provide as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Fund seeks to achieve its objective by investing primarily in California Muncipal Securities.


The Prospectus, dated August 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

HOW DOES THE FUND INVEST ITS ASSETS?
------------------------------------

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

The Fund is a diversified fund. As a fundamental policy, the Fund will not buy a security if more than 5% of the value of its total assets would be in the securities of any single issuer. This limitation does not apply to investments issued or guaranteed by the U.S. government or its instrumentalities. For the purpose of determining diversification, each political subdivision, agency, or instrumentality, each multi-state agency of which a state is a member, and each public authority that issues private activity bonds on behalf of a private entity is considered a separate issuer. Escrow-secured or defeased bonds, described below, are not generally considered an obligation of the original municipality when determining diversification. For securities backed only by the assets or revenues of a particular instrumentality, facility or subdivision, the entity is considered the issuer.


DESCRIPTION OF MUNICIPAL AND OTHER SECURITIES
----------------------------------------------


The Prospectus contains a general description of municipal securities. The following provides more detailed information about the various municipal and other securities in which the Fund may invest. There may be other types of municipal securities that become available that are similar to those described below and in which the Fund may also invest, if consistent with its investment objective and policies.


Tax Anticipation Notes. These are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Revenue Anticipation Notes. These are issued in expectation of the receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

Bond Anticipation Notes. These are normally issued to provide interim financing until long-term financing can be arranged. Long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes. These are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.


Tax-Exempt Commercial Paper. This typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

Municipal Bonds. These meet longer-term capital needs and generally have maturities of more than one year when issued. They have two principal classifications: general obligation bonds and revenue bonds.

1. General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

2. Revenue Bonds. Revenue bonds are not secured by the full faith, credit and taxing power of the issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Some authorities are provided further security in the form of state assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

Tax-Exempt Industrial Development Revenue Bonds. These are bonds that pay tax-exempt interest and are, in most cases, revenue bonds. They are issued by or on behalf of public authorities to raise money for the financing of various privately operated facilities for business, manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on these bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other personal property as security for payment.

Floating or Variable Rate Demand Notes ("VRDNs"). These are tax-exempt obligations with a floating or variable interest rate. They have a right of demand, which may be unconditional, to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally up to 30 days, before specified dates. The payment may be received either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the note. The interest rate is adjustable at intervals ranging from daily up to monthly, and is calculated to maintain the market value of the VRDN at approximately its par value upon the adjustment date.

When-Issued Transactions. Municipal securities are frequently issued on a "when-issued" basis. When so issued, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income on those assets. It is the Fund's intention, however, to be fully invested to the extent practicable and consistent with its investment policies. When the Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in the determination of its Net Asset Value. The Fund believes that its Net Asset Value or income will not be adversely affected by its purchase of municipal securities on a when-issued basis.

Callable Bonds. Callable bonds allow the issuer to redeem the bonds before their maturity date. To protect bondholders, however, callable bonds may be issued with provisions that prevent them from being called for a period of time, typically five to ten years from the date of issue. During times of generally declining interest rates, if the call protection on a callable bond expires, there is an increased likelihood that the bond may be called by the issuer. Advisers may sell a callable bond before its call date, if it believes the bond is at its maximum premium potential.

When pricing callable bonds, each bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of the Fund's callable bonds may have an impact on the Fund's Net Asset Value. Based on a number of factors, including certain portfolio management strategies used by Advisers, the Fund believes it has reduced the risk of an adverse impact on its Net Asset Value based on calls of callable bonds. In light of the Fund's pricing policies and because the Fund follows certain amortization procedures required by the IRS, the Fund is not expected to suffer any material adverse impact related to the value at which the Fund has carried the bonds in connection with calls of bonds purchased at a premium. Notwithstanding these policies, however, the reinvestment of the proceeds of any called bond may be in bonds that pay a lower rate of return than the called bonds and, as with any investment strategy, there is no guarantee that a call may not have a more substantial impact than anticipated.

Escrow-Secured or Defeased Bonds. These are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue that is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer uses the proceeds of a new bond issue to buy high grade, interest bearing debt securities that are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow-secured bonds often receive a triple A or equivalent rating from Moody's, S&P or Fitch.

Stripped Municipal Securities. Municipal securities may be sold in "stripped" form. Stripped municipal securities represent separate ownership of interest and principal payments on the municipal securities.

Zero-Coupon Securities. The Fund may invest in zero-coupon and delayed interest securities. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Fund may not obtain any return on its investment.

Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value is generally more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

The Fund's investment in zero-coupon and delayed interest securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. In order to generate cash to satisfy distribution requirements, the Fund may be required to sell portfolio securities that it otherwise may have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Convertible and Step Coupon Bonds. The Fund may invest a portion of its assets in convertible and step coupon bonds. Convertible bonds are zero-coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based on predetermined dates chosen when the security is issued.

Certificates of Participation. The Fund may invest in municipal lease obligations, primarily through certificates of participation ("COPs"). The Board reviews COPs held in the Fund's portfolio to assure that they are liquid investments based on various factors reviewed by Advisers and monitored by the Board. These factors include (a) the credit quality of the securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of comparable quality to the ratings required for the Fund to invest, including an assessment of the likelihood that the leases will not be canceled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal securities of comparable credit rating or quality.

U.S. Government Obligations. These are issued by the U.S. Treasury or by agencies and instrumentalities of the U.S. government and are backed by the full faith and credit of the U.S. government. They include Treasury bills, notes and bonds.

Commercial Paper. This refers to promissory notes issued by corporations in order to finance their short-term credit needs.

WHAT ARE THE FUND'S POTENTIAL RISKS?
----------------------------------------

The following information is provided in light of the Fund's policy of investing primarily in California Municipal Securities. It is not a complete analysis of every material fact that may affect the ability of issuers of California Municipal Securities to meet their debt obligations or the economic or political conditions within California. It is based on information available to the Fund as of the date of this SAI and on historically reliable sources, including periodic publications by national rating services, but it has not been independently verified by the Fund.

Like many other states, California was significantly affected by the national recession of the early 1990s, especially in the southern portion of the state. Between 1990 and 1993, the state's employment dropped 2.8% on an annualized basis and real per capita income declined by 4%. Almost half of the state's job losses resulted from military cutbacks and close to 40% were caused by a downturn in the construction industry. Downsizing in the state's aerospace industry, excess office space capacity, and slow growth in California's significant export market also contributed to the state's recession.

Since mid-1993, California's economic recovery has been fueled by growth in the export, entertainment, tourism and computer services sectors. The state's diverse employment base recently reached pre-recession levels with manufacturing accounting for 14.4% of employment, trade 23.6%, services 30% and government 16.9%. Despite its strong employment growth, California's unemployment rate has remained above the national average and wages, although still above national levels, have declined with the loss of high paying aerospace jobs.

During the period from 1990 to 1994, California experienced large budget deficits due to its economic recession, as well as unrealistic budget assumptions. School expenditures totaling $1.8 billion were recorded as "loan assets" on the state's books to be repaid over eight years. When adjusted to account for these loans, California's deficit balance was 10.7% of expenditures in 1992.

During fiscal 1996, California's revenues were higher than expected due to the strength of the state's growing economy. As a result, California ended fiscal 1996 with an accumulated surplus of $219 million. This amount falls to a negative $1.4 billion, however, when adjusted to account for the remaining school "loans." After this adjustment, California's deficit balance was 3.1% of expenditures.

Although California's debt levels have grown in recent years, they have remained relatively moderate. During fiscal 1996, debt service accounted for 5.6% of general fund expenditures.

The fiscal 1997 budget includes increases for education and extends welfare cuts, and assumes approximately $216 million in additional federal aid for illegal immigrants. Whether or not this is a realistic assumption is not yet known. Overall, the outlook for California is considered stable.


INVESTMENT RESTRICTIONS
----------------------------

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund MAY NOT:

 1. Borrow money or mortgage or pledge any of its assets, except that borrowings for temporary or emergency purposes may be made in an amount up to 5% of the total asset value.

 2. Buy any securities on "margin" or sell any securities "short."


 3. Lend any funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude the Fund from loaning securities to securities dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower provided such security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.


 4. Act as underwriter of securities issued by other persons except insofar as the Fund may be technically deemed an underwriter under federal securities laws in connection with the disposition of portfolio securities.

 5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.


 6. Purchase from or sell to its officers and directors, or any firm of which any officer or director is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer if, to the knowledge of the Fund, one or more of its officers, directors or investment advisor own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and directors together own beneficially more than 5% of such securities.


 7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices.

 8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options listed for trading on a national securities exchange and purchase call options to the extent necessary to cancel call options previously written. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Fund and, therefore, there are no option transactions available for the Fund.

 9. Invest in companies for the purpose of exercising control or management.


10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; except to the extent the Fund invests its uninvested daily cash balances in shares of Franklin California Tax-Exempt Money Fund and other tax-exempt money market funds in the Franklin Templeton Group of Funds provided (i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees,
(ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and
(iii) provided aggregate investments by the Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or (B) more than 3% of the outstanding shares of any such money market fund.


11. Purchase securities in private placements or in other transactions for which there are legal or contractual restrictions on resale.

12. Invest more than 25% of assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.


If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.


OFFICERS AND DIRECTORS


The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).


                         POSITIONS AND       PRINCIPAL OCCUPATION
NAME, AGE AND            OFFICES WITH THE    DURING THE PAST FIVE
ADDRESS                  FUND                YEARS
-------------------------------------------------------------------------------
Harris J. Ashton (65)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Director


President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds.


S. Joseph Fortunato (65)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945

Director


Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director, General Host Corporation (nursery and craft centers); and director or trustee, as the case may be, of 55 of the investment companies in the Franklin Templeton Group of Funds.


*Charles B. Johnson (64)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Director


President, Chief Executive Officer and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc., Franklin Templeton Services, Inc. and General Host Corporation (nursery and craft centers); and officer and/or director or trustee, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 54 of the investment companies in the Franklin Templeton Group of Funds.


*Rupert H. Johnson, Jr. (56)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Director


Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 58 of the investment companies in the Franklin Templeton Group of Funds.


Gordon S. Macklin (69)
8212 Burning Tree Road
Bethesda, MD 20817

Director


Chairman, White River Corporation (financial services); Director, Fund American Enterprises Holdings, Inc., MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Shoppers Express (home shopping) and Spacehab, Inc. (aerospace services); and director or trustee, as the case may be, of 50 of the investment companies in the Franklin Templeton Group of Funds; FORMERLY Chairman, Hambrecht and Quist Group, Director, H & Q Healthcare Investors and President, National Association of Securities Dealers, Inc.


Harmon E. Burns (52)
777 Mariners Island Blvd.
San Mateo, CA 94404


Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc. and Franklin Mutual Advisers, Inc.; and officer and/or director or trustee, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 58 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (37)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer



Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Director and Executive Vice President, Templeton Worldwide, Inc.; Director, Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc.; Treasurer, Franklin Advisory Services, Inc.; Treasurer and Chief Financial Officer, Franklin Investment Advisory Services, Inc.; President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.


Deborah R. Gatzek (48)
777 Mariners Island Blvd.
San Mateo, CA 94404


Vice President

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and Franklin Advisory Services, Inc.; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 58 of the investment companies in the Franklin Templeton Group of Funds.

Thomas J. Kenny (34)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Templeton Group of Funds.


Diomedes Loo-Tam (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer


Employee of Franklin Advisers, Inc.; Senior Vice President, Franklin Templeton Services, Inc.; and officer of 35 of the investment companies in the Franklin Templeton Group of Funds.


Brian E. Lorenz (58)
One North Lexington Avenue
White Plains, NY 10001-1700

Secretary


Attorney, member of the law firm of Bleakley Platt & Schmidt; and officer of three of the investment companies in the Franklin Templeton Group of Funds.


The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Board are currently paid $1,200 per month plus $1,200 per meeting attended. As shown above, the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Fund and by other funds in the Franklin Templeton Group of Funds.


                                                            BOARDS IN THE
                                           TOTAL FEES       FRANKLIN
                                           RECEIVED FROM    TEMPLETON GROUP
                             TOTAL FEES    THE FRANKLIN     OF FUNDS ON
                             RECEIVED FROM TEMPLETON        WHICH EACH
NAME                         THE FUND*     GROUP OF FUNDS** SERVES***
-----------------------------------------------------------------------------
Harris J. Ashton ...........    $27,600     $343,591          53
S. Joseph Fortunato ........    $27,600     $360,411          55
Gordon S. Macklin ..........    $27,600     $335,541          50
*For the fiscal year ended March 31, 1997.
**For the calendar year ended December 31, 1996.
***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 59 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director or trustee. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of July 2, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 125,522 Class I shares, or less than 1% of the total outstanding Class I shares of the Fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

During the fiscal year ended March 31, 1997, legal fees and expenses of $32,404 were paid to the law firm of which Mr. Lorenz, an officer of the Fund, is a partner, and which acts as counsel to the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES
---------------------------------------------

Investment Manager and Services Provided. The Fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisers' extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. Advisers' activities are subject to the review and supervision of the Board to whom Advisers renders periodic reports of the Fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of the Fund.



Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information Summary of Code of Ethics."

Management Fees. Under its management agreement, the Fund pays Advisers a management fee equal to a monthly rate of 5/96 of 1% of the value of net assets up to and including $100,000,000; and 1/24 of 1% of the value of net assets over $100,000,000 and not over $250,000,000; and 9/240 of 1% of the value of net assets over $250,000,000 and not over $10 billion; and 11/300 of 1% of the value of net assets over $10 billion and not over $12.5 billion; and 7/200 of 1% of the value of net assets over $12.5 billion and not over $15 billion; and 1/30 of 1% of the value of net assets over $15 billion and not over $17.5 billion; and 19/600 of 1% of the value of net assets over $17.5 billion and not over $20 billion; and 3/100 of 1% of the value of net assets in excess of $20 billion. The fee is computed at the close of business on the last business day of each month. Each class pays its proportionate share of the management fee.

For the fiscal years ended March 31, 1995, 1996 and 1997, management fees totaling $58,329,191, $59,513,109 and $60,994,984, respectively, were paid to
Advisers.

Management Agreement. The management agreement is in effect until July 31, 1998. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisers on 30 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.

Shareholder Servicing Agent. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. The Fund may also reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year may not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

Custodian. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York 10286, acts as custodian of the securities and other assets of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended March 31, 1997, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1997.

HOW DOES THE FUND BUY SECURITIES FOR ITS PORTFOLIO?
-------------------------------------------------------


Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Fund does not buy bonds in underwritings where it is given no choice, or only limited choice, in the designation of dealers to receive the commission. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.


It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.


If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.


During the fiscal years ended March 31, 1995, 1996 and 1997, the Fund paid no brokerage commissions.

As of March 31, 1997, the Fund did not own securities of its regular broker-dealers.


HOW DO I BUY, SELL AND EXCHANGE SHARES?
-------------------------------------------

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Purchase Price of Fund Shares" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.


Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.


Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:


                                                SALES
SIZE OF PURCHASE - U.S. DOLLARS                 CHARGE
----------------------------------------------------------
Under $30,000                                     3%
$30,000 but less than $100,000                    2%
$100,000 but less than $400,000                   1%
$400,000 or more                                  0%

Other Payments to Securities Dealers. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Letter of Intent. You may qualify for a reduced sales charge when you buy Class I shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the Fund registered in your name until you fulfill the Letter. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.


Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.


If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.


The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES


Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day for Class I shares and on the prior business day for Class II shares. If the processing dates are different, the date of the Net Asset Value used to redeem the shares will also be different for Class I and Class II shares.


Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.


The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.


GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.


Special Services. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.


Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?
-----------------------------


We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. In the absence of a sale or reported bid and ask prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of municipal securities.



Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.


Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES
------------------------------------------------------

DISTRIBUTIONS

You may receive two types of distributions from the Fund:


1. Income dividends. The Fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post-October loss deferral) may generally be made twice each year, once in December and once following the end of the Fund's fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may adjust the timing of these distributions for operational or other reasons.


TAXES


As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, to the alternative minimum tax on a portion of its tax-exempt income, and distributions (including tax-exempt interest dividends) to shareholders will be taxable to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the 12 month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. The Fund intends, as a matter of policy, to declare and pay these dividends, if any, in December to avoid the imposition of this tax, but can give no assurances that its distributions will be sufficient to eliminate all such taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders subject to taxation, gain or loss will be recognized in an amount equal to the difference between your basis in the shares and the amount realized from the transaction, subject to the rules described below. If you hold your shares as a capital asset, gain or loss realized will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of the sales charge incurred in buying shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon the sale of such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Group of Funds and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in GNMA/FNMA securities, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. To the extent that such investments are made, the Fund will provide you with the percentage of any dividends paid that may qualify for such tax-free treatment at the end of each calendar year. You should consult with your own tax advisor with respect to the application of your state and local laws to these distributions and on the application of other state and local laws on distributions and redemption proceeds received from the Fund.


If you are defined in the Code as a "substantial user" (or related person) of facilities financed by private activity bonds, you should consult with your tax advisor before buying shares of the Fund.


THE FUND'S UNDERWRITER
---------------------------

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for each class of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.


Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


In connection with the offering of the Fund's shares, aggregate underwriting commissions for the fiscal years ended March 31, 1995, 1996 and 1997, were $21,811,482, $26,276,119 and $32,844,082, respectively. After allowances to dealers, Distributors retained $1,403,785, $1,764,542 and $2,226,594 in net underwriting discounts and commissions and received $0, $48,410 and $95,263 in connection with redemptions or repurchases of shares, for the respective years. Distributors may be entitled to reimbursement under the Rule 12b-1 plan for each class, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.


THE RULE 12B-1 PLANS


Class I and Class II have separate distribution plans or "Rule 12b-1 plans" that were adopted pursuant to Rule 12b-1 of the 1940 Act.

The Class I Plan. Under the Class I plan, the Fund may pay up to a maximum of 0.10% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares.

In implementing the Class I plan, the Board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class I shares of the Fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by Class I shares of the Fund that were acquired before May 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.01% will be paid to Distributors under the plan or, should Class I's assets fall below $4 billion, up to an additional 0.02% could be paid to Distributors under the plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.


The fee is a Class I expense. This means that all Class I shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.06% (0.05% plus 0.01%) of the average daily net assets of Class I and, as Class I shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class I shares purchased on or after May 1, 1994, increases in relation to outstanding Class I shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I plan, the plan permits the Board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Class I plan.

The Class I plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.


The Class II Plan. Under the Class II plan, the Fund pays Distributors up to 0.50% per year of Class II's average daily net assets, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them without reimbursement by the Fund.

Under the Class II plan, the Fund also pays an additional 0.15% per year of Class II's average daily net assets, payable quarterly, as a servicing fee.

The Class I and Class II Plans. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of each class within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan. The terms and provisions of each plan relating to required reports, term, and approval are consistent with Rule 12b-1.

In no event shall the aggregate asset-based sales charges, which include payments made under each plan, plus any other payments deemed to be made pursuant to a plan, exceed the amount permitted to be paid under the rules of the NASD.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.


Each plan has been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers or by vote of a majority of the outstanding shares of the class. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.


The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of the class, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.


Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended March 31, 1997, Distributors had eligible expenditures of $10,450,323 and $1,171,688 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Class I and Class II plans, respectively, of which the Fund paid Distributors $8,959,912 and $494,977 under the Class I and Class II plans.

HOW DOES THE FUND MEASURE PERFORMANCE?
---------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance for each class follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.


TOTAL RETURN


Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five-, ten-year and from inception periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five-, ten-year and from inception period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Class I shares for the one-, five- and ten-year periods ended March 31, 1997, was 1.16%, 5.82% and 6.40%, respectively. The average annual total return for Class II shares for the one-year period ended March 31, 1997, and for the period from inception (May 1, 1995) to March 31, 1997, was 3.07% and 5.58%, respectively.


These figures were calculated according to the SEC formula:

                                        n
                                  P(1+T) = ERV

where:


P         = a hypothetical initial payment of $1,000
T         = average annual total
            return
n         = number of years
ERV       = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, ten-year or from inception periods at the end of the one-, five-, ten-year or from inception periods

Cumulative Total Return. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-, five-, ten-year and from inception periods. The cumulative total return for Class I shares for the one-, five- and ten-year periods ended March 31, 1997, was 1.16%, 32.71% and 85.93%, respectively. The cumulative total return for Class II shares for the one-year period ended March 31, 1997, and for the period from inception (May 1, 1995) to March 31, 1997, was 3.07% and 10.96%, respectively.


YIELD


Current Yield. Current yield of each class shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the applicable maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for each class for the 30-day period ended March 31, 1997, was 5.01% for Class I and 4.61% for Class II.


These figures were obtained using the following SEC formula:

                                                 6
                           Yield = 2 [( a-b + 1 ) - 1]
                                         ----
                                          cd

where:


a = interest earned during the period
b = expenses accrued for the period (net of
     reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum Offering Price per share on the last day of the period

Taxable-Equivalent Yield. The Fund may also quote a taxable-equivalent yield for each class that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield for the class. Taxable-equivalent yield is computed by dividing the portion of the class' yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the class' yield that is not tax-exempt, if any. The taxable-equivalent yield for each class for the 30-day period ended March 31, 1997, was 9.14% for Class I and 8.41% for Class II.

As of March 31, 1997, the combined federal and state income tax rate upon which the taxable-equivalent yield quotations are based was 45.22%. If you are in the highest California tax bracket or are subject to the disallowance of federal or California exemption credits or itemized deductions, the taxable-equivalent yield will be higher, with the amount of increase depending upon your income levels and the amount of exemption credits or itemized deductions disallowed. From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.


CURRENT DISTRIBUTION RATE


Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders of a class. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as short-term capital gains, and is calculated over a different period of time. The current distribution rate for each class for the 30-day period ended March 31, 1997, was 5.84% for Class I and 5.48% for Class II.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the class' current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund. The taxable-equivalent distribution rate for each class for the 30-day period ended March 31, 1997, was 10.66% for Class I and 10.00% for Class II.


VOLATILITY


Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS


The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.


COMPARISONS


To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Salomon Brothers Broad Bond Index or its component indices - measures yield, price, and total return for Treasury, agency, corporate and mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage and Yankee bonds.


c) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for the municipal bond market.


d) Bond Buyer 20-Bond Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

e) Bond Buyer 30-Bond Index - an index of municipal bond yields based upon yields of 20 revenue bonds maturing in 30 years.

f) Bond Buyer 40-Bond Index - an index of 40 municipal bonds, with an average maturity of 29-30 years.


g) Bond Buyer 40 Average Dollar Prices - simple average of the price of the municipal bonds in the Bond Buyer's 40-Bond Index.


h) Financial publications: THE WALL STREET JOURNAL, AND BUSINESS WEEK, FINANCIAL WORLD, FORBES, FORTUNE, AND MONEY MAGAZINES - provide performance statistics over specified time periods.

i) Salomon Brothers Composite High Yield Index or its component indices - measures yield, price and total return for the Long-Term High-Yield Index, Intermediate-Term High-Yield Index, and Long-Term Utility High-Yield Index.

j) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg, L.P.


k) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

l) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

m) Merrill Lynch California Municipal Bond Index - based upon yields from revenue and general obligation bonds weighted in accordance with their respective importance to the California municipal market. The index is published weekly in the Los Angeles Times and the San Francisco Chronicle.

n) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

o) Merrill Lynch Corporate Master Index - reflects investment grade corporate securities.


From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or sales material issued by the Fund may also discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit research and public education organization. The report illustrates, among other things, the annual amount of time the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.


Advertisements or information may also compare a class' performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.


MISCELLANEOUS INFORMATION
-----------------------------


The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.7 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series Fund Inc., known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $199 billion in assets under management for more than 5.2 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $45 billion in municipal bond assets for over three quarters of a million investors. Franklin's municipal research department is one of the largest in the industry. According to Research and Ratings review, Franklin, with 25 research analysts, had one of the largest staffs of municipal securities analysts in the industry, as of March 31, 1997.

The Fund's team of professional managers lives and works in California and selects investments it believes offer the best combination of yield, quality and maturity. The Fund was the first California tax-free fund and is the largest, with assets of more than $13.7 billion as of May 31, 1997. It has more than 195,000 investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1997, taxes could cost as much as $45 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest California state tax rate of 9.3% for 1997). Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide you with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds may also provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of such securities, however, may fluctuate. This fluctuation will have a direct impact on the Net Asset Value of an investment in the Fund.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment objectives, no two are exactly alike. As noted in the Prospectus, shares of the Fund are generally sold through Securities Dealers. Investment representatives of such Securities Dealers are experienced professionals who can offer advice on the type of investment suitable to your unique goals and needs, as well as the types of risks associated with such investment.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past nine years.


As of July 2, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

NAME AND ADDRESS                          SHARE AMOUNT            PERCENTAGE
-------------------------------------------------------------------------------
CLASS I


Louis W. Foster & Gladyce L. Foster
TTEES                                     1,366,486.116           5.6%

Louis W. & Gladyce L. Foster REV TR
U/A DTD 12-10-91
6301 Owensmouth Ave.
Woodland Hills, CA 91367-2216

Kenneth Rainin                            1,640,304.911           6.7%
5400 Hollis St.
Emeryville, CA 94608-2508


Stanley Lynn TTEE                         2,288,457.753           9.4%

Lynn 1990 LIV TR
DTD 12/12/90
20 S. Santa Cruz Ave., Ste. 210
Los Gatos, CA 95030-6827

Martin Anenberg TTEE                      1,486,238.517           6.1%

Anenberg FAM TR
U/D/T DTD 10-11-88
13647 W. Sunset Blvd.
Pacific Palisades, CA 90272-4019

Bank of America Agent
 for Mary M. Howard TTEE                  1,405,861.219           5.8%

Gordon R. & Mary M. Howard SURV TR
DTD 10-04-90 #10-10-006-7540730
PO Box 3577 Terminal Annex
Los Angeles, CA 90051-1577

Mary Loreen Stanley TTEE                  2,050,127.276           8.4%

Morgan Stanley TR
UA DTD 08/30/76
1221 W. Coast Hwy. #320
Newport Beach, CA 92663


From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.


In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed by the close of the business day following the day clearance is granted; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and
(iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS
------------------------


The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended March 31, 1997, including the auditors' report, are incorporated herein by reference.


USEFUL TERMS AND DEFINITIONS
--------------------------------

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Directors of the Fund


California Municipal Securities - Municipal securities issued by or on behalf of the state of California, its local governments, municipalities, authorities, agencies and political subdivisions


CD - Certificate of deposit


Class I and Class II - The Fund offers two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.


Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter


Fitch - Fitch Investors Service, Inc.

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund


Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries



Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent


IRS - Internal Revenue Service

Letter - Letter of Intent


Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange


Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II.


Prospectus - The prospectus for the Fund dated August 1, 1997, as may be amended from time to time


Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation


SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States


We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


APPENDIX

DESCRIPTION OF RATINGS
---------------------------

MUNICIPAL BOND RATINGS


Moody's


Aaa: Municipal bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A: Municipal bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Municipal bonds rated Ba are judged to have predominantly speculative elements; their future cannot be considered well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Con.(-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

S&P

AAA: Municipal bonds rated AAA are the highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market, they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB: Municipal bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch


AAA: Municipal bonds rated AAA are considered to be of investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.



AA: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.



A: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Municipal bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Municipal bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.


CCC: Municipal bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.


Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus signs are not used with the AAA category.


MUNICIPAL NOTE RATINGS


Moody's

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short-run. Symbols used will be as follows:


MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER RATINGS


Moody's

Moody's commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by the Fund, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P


S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:


A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch


Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, CDs, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.


F-1: Very strong credit quality. Reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.


F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


                         File Nos. 2-60470
                             811-2790

                             FORM N-1A

                              PART C
                         Other Information

Item 24   Financial Statements and Exhibits

  a)Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated March 31,
    1997 as filed with the SEC electronically on form type N-30D on June 9, 1997.

      (i)  Report of Independent Auditors - June 25, 1997

      (ii) Statement of Investments in Securities and Net Assets,
           March 31, 1997.

      (iii)Statement of Assets and Liabilities, March 31, 1997.

      (iv) Statement of Operations for the year ended March 31, 1997.

      (v) Statements of Changes in Net Assets for the years ended March 31, 1997 and 1996.

      (vi) Notes to Financial Statements

b) The following exhibits, are incorporated herein by reference, except exhibits 11(i), 27(i) and 27(ii) which are attached.

      1.    copies of the charter as now in effect;

           (i)  Articles of Incorporation dated November 23, 1977
                Filing:  Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  June 1, 1995

           (ii) Articles of Amendment dated July 16, 1982
                Filing:  Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  June 1, 1995

           (iii)Articles of Amendment dated August 7, 1986
                Filing:  Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  June 1, 1995

           (iv) Articles of Amendment to Articles of Incorporation dated March 21, 1995
                Filing:  Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  June 1, 1995

      2. copies of the existing By-Laws or instruments corresponding thereto;

           (i)  By-Laws
                Filing:  Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  June 1, 1995

           (ii) Amendment to By-Laws dated April 25, 1988
                Filing:  Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  July 19, 1996


      3. copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

           Not Applicable

      4. specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

           Not Applicable

      5. copies of all investment advisory contracts relating to the management of the assets of the Registrant;

           (i)  Management Agreement between Registrant and
                Franklin Advisers, Inc. dated May 1, 1994
                Filing:  Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  June 1, 1995

      6. copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

           (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton
                Distributors, Inc. dated March 30, 1995
                Filing:  Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  June 1, 1995

           (ii) Forms of Dealer Agreements between
                Franklin/Templeton Distributors, Inc. and securities dealer
                Registrant:  Franklin Tax-Free Trust
                Filing:  Post-Effective Amendment No. 22 to
                Registration Statement on Form N-1A
                File No. 2-94222
                Filing Date:  March 14, 1996

      7. copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

           Not Applicable

      8. copies of all custodian agreements and depository contracts under Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

           (i)  Master Custody Agreement between Registrant and
                Bank of New York dated February 16, 1996
                Filing:  Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  July 19, 1996

           (ii)  Terminal Link Agreement between Registrant and
                Bank of New York dated February 16, 1996
                Filing:  Post-Effective Amendment No. 21 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  July 19, 1996

      9. copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

           Not Applicable

      10. an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

           Not Applicable

      11. copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 act.

           (i)  Consent of Independent Auditors

      12.  all financial statements omitted from Item 23;

           Not Applicable

      13. copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

           (i)  Letter of Understanding for Class II shares dated
                April 12, 1995
                Filing:  Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  June 1, 1995

      14. copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

           Not Applicable

      15. copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

           (i) Distribution Plan pursuant to Rule 12b-1 dated May 1, 1994 between Franklin California Tax-Free
                Income Fund and Franklin/Templeton Distributors,
                Inc.
                Filing:  Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  June 1, 1995

           (ii) Distribution Plan pursuant to Rule 12b-1 between Franklin/Templeton Distributors, Inc. and the Registrant on behalf of Franklin California Tax-Free Income Fund - Class II, dated March 30, 1995.
                Filing:  Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  June 1, 1995

      16. schedule for computation of each performance quotation provided in the registration statement in response to
           Item 22 (which need not be audited).

           (i)  Schedule for Computation of Performance and
                Quotations
                Filing:  Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  June 1, 1995

      17.  Power of Attorney

           (i)  Power of Attorney dated February 16, 1995
                Filing:  Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  June 1, 1995

           (ii) Certificate of Secretary dated February 16, 1995
                Filing:  Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  June 1, 1995

      18. Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act.

           (i)  Multiple Class Plan
                Filing:  Post-Effective Amendment No. 20 to
                Registration Statement on Form N-1A
                File Nos. 2-60470 and 811-2790
                Filing Date:  June 1, 1995

      27. Financial Data Schedule Computation

           (i)  Financial Data Schedule Class I

           (ii) Financial Data Schedule Class II

Item 25  Persons Controlled by or under Common Control with
Registrant

None.

Item 26 Number of Holders of Securities

As of April 30, 1997 the number of record holders of the only classes of securities of the Registrant were as follows:

       Title of Class       Number of Record Holders

                          Class I            Class II

       Capital Stock      191,885            4,011

Item 27 Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28 Business and Other Connections of Investment Adviser

a)  Franklin Advisers, Inc.

The officers and Directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds.

For additional information please see Part B and Schedules A and D of Form ADV of the Fund's Investment Manager (SEC File
801-26292), incorporated herein by reference, which sets forth the officers and directors of the investment manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 29 Principal Underwriters


a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

(b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889):

(c) Not applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 30 Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

Item 31 Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 32 Undertakings

The Registrant hereby undertakes to comply with the information requirements in Item 5A of the Form N-1A by including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.

                            SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 25th day of July, 1997.

                   FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
                                     (Registrant)

                               By: Charles B. Johnson *
                                   Charles B. Johnson
                                   President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registrant's Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Charles B. Johnson*                 Director and Principal
Charles B. Johnson                  Executive Officer
                                    Dated: July 25, 1997

Martin L. Flanagan*                 Principal Financial Officer
Martin L. Flanagan                  Dated: July 25, 1997

Diomedes Loo-Tam*                   Principal Accounting Officer
Diomedes Loo-Tam                    Dated: July 25, 1997

Harris J. Ashton*                   Director
Harris J. Ashton                    Dated: July 25, 1997

S. Joseph Fortunato*                Director
S. Joseph Fortunato                 Dated: July 25, 1997

Rupert H. Johnson, Jr.*             Director
Rupert H. Johnson, Jr.              Dated: July 25, 1997

Gordon S. Macklin*                  Director
Gordon S. Macklin                   Dated: July 25, 1997

*By
Larry L. Greene - Attorney-in-Fact
(Pursuant to Power of Attorney previously filed)



             FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
                      REGISTRATION STATEMENT
                           EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION                            LOCATION

EX-99.B1(i)       Articles of Incorporation dated           *
                  November 23, 1977

EX-99.B1(ii)      Articles of Amendment dated July          *
                  16, 1982

EX-99.B1(iii)     Articles of Amendment dated August        *
                  7, 1986

EX-99.B1(iv)      Articles of Amendment to Articles         *
                  of Incorporation dated March 21,
                  1995

EX-99.B2(i)       By-Laws                                   *

EX-99.B2(ii)      Amendment to By-Laws dated April          *
                  25, 1988

EX-99.B5(i)       Management Agreement between              *
                  Registrant and Franklin Advisers,
                  Inc. dated May 1, 1994

EX-99.B6(i)       Amended and Restated Distribution         *
                  Agreement between Registrant and
                  Franklin/Templeton Distribution,
                  Inc. dated March 30, 1995

EX-99.B6(ii)      Forms of Dealer Agreements between        *
                  Franklin/Templeton Distributors,
                  Inc. and securities dealer

EX-99.B8(i)       Master Custody Agreement between          *
                  Registrant and Bank of New York
                  dated February 16, 1996

EX-99.B8(ii)      Terminal Link Agreement between           *
                  Registrant and Bank of New York
                  dated February 16, 1996

EX-99.B11(i)      Consent of Independent Auditors        Attached

EX-99.B13(i)      Letter of Understanding for Class         *
                  II shares dated April 12, 1995

EX-99.B15(i)      Distribution Plan pursuant to             *
                  12b-1 Rule dated May 1, 1994
                  between Franklin California
                  Tax-Free Income Fund, Inc. and
                  Franklin/Templeton Distributors,
                  Inc.

EX-99.B15(ii)     Distribution Plan pursuant to Rule        *
                  12b-1 between Franklin/Templeton
                  Distributors, Inc. and the
                  Registrant on behalf of Franklin
                  California Tax-Free Income Fund -
                  Class II dated March 30, 1995

EX-99.B16(i)      Schedule for Computation of               *
                  Performance and Quotation

EX-99.B17(i)      Power of Attorney dated February          *
                  16, 1995

EX-99.B17(ii)     Certificate of Secretary dated            *
                  February 16, 1995

EX-99.B18(i)      Multiple Class Plan                       *

EX-27.B1          Financial Data Schedule Class I        Attached

EX-27.B2          Financial Data Schedule Class II       Attached

* Incorporated by Reference